Exhibit 99.1
2H 2016 Genco Estimated Daily Expenses - Current(1)

Daily Expenses by Category	Free Cash Flow(2)	Net Income
Direct Vessel Operating(3)	$4,820	$4,820
General, Administrative and Management Fees(4)	989	1,437
Dry Docking(5)	512	-
Interest Expense(6)	1,017	1,133
Depreciation(7)	-	3,283
Debt Amortization/Principal(8)	2,109	-
Daily Expense(9)	$9,447	$10,673
Average Number of Vessels(10)	69.00	69.00

The above figures are estimates and subject to change

(1)	Estimated pro-forma daily expenses are presented for illustrative purposes.
(2)	Free Cash Flow is defined as net income plus depreciation less capital expenditures, primarily vessel dry dockings, and other non-cash items, namely restricted stock and warrant compensation, deferred financing costs, debt amortization and capitalized interest expenses. However, this does not include any adjustment for accounts payable and accrued expenses incurred in the ordinary course of business. We consider Free Cash Flow to be an important indicator of our ability to service debt and generate cash for acquisitions and other strategic investments.
(3)	Direct Vessel Operating Expenses are based on management’s estimates and budgets submitted by our technical managers. We believe DVOE are best measured for comparative purposes over a 12-month period.
(4)	General & Administrative amounts are based on a budget set forth at the beginning of the year, and actual results may vary. Free Cash Flow expenses do not include restricted stock and warrant amortization. Management Fees are based on the contracted monthly rate per vessel for the technical management of our fleet.
(5)	Dry docking expenses represent estimated dry docking expenditures for 2H 2016.
(6)	Interest expense is based on our estimated debt level as of June 30, 2016 of $561.7 million less debt amortization in 2H 2016 under our current credit facilities. Deferred financing costs are included in calculating net income interest expense. Interest expense is calculated based on an assumed LIBOR rate under our credit facilities plus the facilities respective margins.
(7)	Depreciation is based on cost less estimated residual value and amortization of dry docking costs. Depreciation expense utilizes a residual scrap rate of $310 per LWT.
(8)	Genco’s debt amortization payments for 2H 2016 aggregate to $26.8 million under all outstanding credit facilities.
(9)	The amounts shown will vary based on actual results.

(10)	Average number of vessels for the period is estimated to be 69.00 vessels for 2H 2016. The Genco Marine was scrapped in May 2016.

In a prior version of the table above prepared in April 2016 and provided to potential investors for estimated daily expenses for the second through fourth quarters of 2016, certain amounts varied from the table above as follows:  under Free Cash Flow, General, Administrative and Management Fees were 980, Dry Docking was 542, Interest Expense was 1,004, Debt Amortization/Principal was 1,823, and Daily Expense was $9,169; under Net Income, General, Administrative and Management Fees were 1,555, Interest Expense was 1,119, Depreciation was 3,278, and Daily Expense was $10,722; and the average number of vessels assumed in both columns was 70.00.

The table below assumes completion of the equity financing and borrowing under the New Facility:

2H 2016 Genco Estimated Daily Expenses – Post Refinancing (1)

Daily Expenses by Category	Free Cash Flow(2)	Net Income
Direct Vessel Operating(3)	$4,820	$4,820
General, Administrative and Management Fees(4)	989	1,437
Dry Docking(5)	512	-
Interest Expense(6)	785	1,144
Depreciation(7)	-	3,283
Debt Amortization/Principal(8)	125	-
Daily Expense(9)	$7,231	$10,684
Average Number of Vessels(10)	69.00	69.00

The above figures are estimates and subject to change

(1)	Estimated pro-forma daily expenses are presented for illustrative purposes.
(2)	Free Cash Flow is defined as net income plus depreciation less capital expenditures, primarily vessel dry dockings, and other non-cash items, namely restricted stock and warrant compensation, deferred financing costs, debt amortization and capitalized interest expenses. However, this does not include any adjustment for accounts payable and accrued expenses incurred in the ordinary course of business. We consider Free Cash Flow to be an important indicator of our ability to service debt and generate cash for acquisitions and other strategic investments.
(3)	Direct Vessel Operating Expenses are based on management’s estimates and budgets submitted by our technical managers. We believe DVOE are best measured for comparative purposes over a 12-month period.
(4)	General & Administrative amounts are based on a budget set forth at the beginning of the year, and actual results may vary. Free Cash Flow expenses do not include restricted stock and warrant amortization.

Management Fees are based on the contracted monthly rate per vessel for the technical management of our fleet.
(5)	Dry docking expenses represent estimated dry docking expenditures for 2H 2016.
(6)	Interest expense is based on our estimated debt level as of June 30, 2016 of $525.0 million less debt amortization in 2H 2016 under our credit facilities. Deferred financing costs are included in calculating net income interest expense. Interest expense is calculated based on an assumed LIBOR rate under our credit facilities plus the facilities respective margins. Interest expense includes the interest rate on Commercial Bank Facilities of LIBOR plus 375 bps with option to PIK 150 bps on Commercial Bank Facilities.
(7)	Depreciation is based on cost less estimated residual value and amortization of dry docking costs. Depreciation expense utilizes a residual scrap rate of $310 per LWT.
(8)	Genco’s debt amortization payments post refinancing for 2H 2016 aggregate to an estimated $1.6 million and does not include any pay downs to be made under any of our credit facilities.
(9)	The amounts shown will vary based on actual results.
(10)	Average number of vessels for the period is estimated to be 69.00 vessels for 2H 2016. The Genco Marine was scrapped in May 2016.

In a prior version of the table above prepared in April 2016 and provided to potential investors for estimated daily expenses for the second through fourth quarters of 2016, certain amounts varied from the table above as follows:  under Free Cash Flow, General, Administrative and Management Fees were 980, Dry Docking was 542, Interest Expense was 977, Debt Amortization/Principal was 119, and Daily Expense was $7,438; under Net Income, General, Administrative and Management Fees were 1,555, Interest Expense was 1,093, Depreciation was 3,278, and Daily Expense was $10,746; and the average number of vessels assumed in both columns was 70.00.

The table below assumes completion of the equity financing, borrowing under the New Facility, and completion of the sale or scrapping of ten of the Company’s vessels:

2H 2016 Genco Estimated Daily Expenses – Post Refinancing and Sales/Scrapping Plan(1)

Daily Expenses by Category	Free Cash Flow(2)	Net Income
Direct Vessel Operating(3)	$4,820	$4,820
General, Administrative and Management Fees(4)	1,033	1,512
Dry Docking(5)	270	-
Interest Expense(6)	840	1,224
Depreciation(7)	-	3,292
Debt Amortization/Principal(8)	133	-
Daily Expense(9)	$7,096	$10,848
Average Number of Vessels(10)	64.50	64.50

The above figures are estimates and subject to change

(1)	Estimated pro-forma daily expenses are presented for illustrative purposes.
(2)	Free Cash Flow is defined as net income plus depreciation less capital expenditures, primarily vessel dry dockings, and other non-cash items, namely restricted stock and warrant compensation, deferred financing costs, debt amortization and capitalized interest expenses. However, this does not include any adjustment for accounts payable and accrued expenses incurred in the ordinary course of business. We consider Free Cash Flow to be an important indicator of our ability to service debt and generate cash for acquisitions and other strategic investments.
(3)	Direct Vessel Operating Expenses are based on management’s estimates and budgets submitted by our technical managers. We believe DVOE are best measured for comparative purposes over a 12-month period.
(4)	General & Administrative amounts are based on a budget set forth at the beginning of the year, and actual results may vary. Free Cash Flow expenses do not include restricted stock and warrant amortization. Management Fees are based on the contracted monthly rate per vessel for the technical management of our fleet.
(5)	Dry docking expenses represent estimated dry docking expenditures for 2H 2016.
(6)	Interest expense is based on our estimated debt level as of June 30, 2016 of $525.0 million less debt amortization in 2H 2016 under our credit facilities. Deferred financing costs are included in calculating net income interest expense. Interest expense is calculated based on an assumed LIBOR rate under our credit facilities plus the facilities respective margins. Interest expense includes the interest rate on Commercial Bank Facilities of LIBOR plus 375 bps with option to PIK 150 bps on Commercial Bank Facilities.
(7)	Depreciation is based on cost less estimated residual value and amortization of dry docking costs. Depreciation expense utilizes a residual scrap rate of $310 per LWT. Does not include any potential impairment charges from selling/scrapping vessels.
(8)	Genco’s debt amortization payments post refinancing for 2H 2016 aggregate to an estimated $1.6 million and does not include any pay downs to be made under any of our credit facilities.
(9)	The amounts shown will vary based on actual results.
(10)	Average number of vessels for the period is estimated to be 64.50 vessels for 2H 2016. The Genco Marine was scrapped in May 2016. For illustrative purposes, the additional nine vessels to be sold/scrapped are assumed to be sold/scrapped on September 30, 2016.